Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1)

Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1)

Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1)

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Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1)

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Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1)

Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1)

Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1)

Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1)

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Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1) Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1)

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Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1)

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Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1)

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Currency Borrowing number Value Date Interest rate Rate Maturity date Initial amount in currency of borrowing Nominal outstanding in currency of borrowing Nominal outstanding in EUR Nominal outstanding in USD (1)

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Totals -449,321,532,726.39 -504,767,809,864.82 (1) The USD equivalent amount may be calculated using the EUR/USD conversion rate of 1.1234 utilized for establishing the balance sheet of the registrant as at December 31, 2019